================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 25, 2005
                        (Date of earliest event reported)

                            -------------------------


                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)

                            -------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                [ ] Written communications pursuant to Rule 425
                   under the Securities Act (17 CFR 230.425)

                [ ] Soliciting material pursuant to Rule 14a-12
                   under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 8.01.  Other Events.

As previously disclosed by the Company, its Board of Directors is actively engaged in a search for a new President and CEO to replace its current CEO, Gregory D. Derkacht, who has announced his intent to retire not later than June 30, 2006. The Board has now tentatively identified a leading candidate for the position, and is in active negotiations with the candidate with an expectation that a hiring may occur in the near future, most likely contemporaneously with the Company's upcoming Annual Meeting on March 8.

The Company's proxy statement for the Annual Meeting at page 10 indicates the possibility of making an equity award to a new CEO, either through the use of an "inducement award" under an exception to NASDAQ's stockholder approval rules or, if the hiring occurs after the Annual Meeting, and if stockholders approve the proposed new 2005 Equity and Performance Incentive Plan ("2005 Incentive Plan") at the Annual Meeting, under the 2005 Incentive Plan. Based on the current negotiations with the candidate, the Company now no longer contemplates the use of an "inducement award," and anticipates that the compensation package for the new CEO will include, among other matters, and assuming stockholder approval of the 2005 Incentive Plan, a grant of options for 1,000,000 shares under that Plan with an exercise price fixed in accordance with the Plan and having a term of 10 years. The grant would consist of two portions: options for 600,000 shares subject to vesting at the rate of 150,000 shares each year over four years based on continued employment, and options for 400,000 shares that would vest on the attainment by the Company, at any time following the second anniversary of the date of grant, of a stock price of $50 per share for 60 consecutive days. The options would be subject to accelerated vesting (subject in the case of the performance options to achievement of the performance price target of $50 per share prior to the second anniversary of the date of grant) in certain circumstances involving termination of employment without "cause" or for "good reason."

Safe Harbor Statement

The anticipated employment of a new CEO and the details of the anticipated equity compensation package for the prospective CEO are forward-looking statements and actual results may differ due to developments in the negotiations with the prospective CEO, by the approval or disapproval by the Company's stockholders of the 2005 Incentive Plan, or by events that impact either the availability of the prospective CEO or the Company's decision to engage a new CEO.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRANSACTION SYSTEMS ARCHITECTS, INC.


Date: February 25, 2005                 By:        /s/ Dennis P. Byrnes
                                           -------------------------------------
                                                      Dennis P. Byrnes
                                                   Senior Vice President,
                                               General Counsel and Secretary